Revision of Previously Issued Audited Financial Statements for the Year Ended December 31, 2012	9 Months Ended
Sep. 30, 2013
Revision of Previously Issued Audited Financial Statements for the Year Ended December 31, 2012

Note 13. Revision of Previously Issued Audited Financial Statements for the Year Ended December 31, 2012

In connection with our IPO and in consultation with the underwriters, we determined the proposed price range for the shares to be offered as $23.00 to $26.00 per share. This price range was in excess of the fair values of our common stock used for recent stock option grants and to value the common shares donated to the Tableau Foundation. As a result, we retrospectively reassessed the historical assumptions used in our determination of the fair value of our common stock for option awards made in December 2012, as well as to the common shares donated to the Tableau Foundation on December 31, 2012.

As a result of the reassessment, we determined that the fair values of our common stock as of December 4, 2012, December 10, 2012, December 31, 2012 were $11.89, $11.89, and $12.34, per share, respectively. The reassessed fair value of our common stock was higher than the fair values used to determine stock-based expense, and the use of this higher stock price increased total stock-based expense for the year ended December 31, 2012 by $0.3 million. We concluded that the adjustments to correct the valuation of our grants and to increase stock-based expense related to the 2012 annual consolidated financial statements are not material to those financial statements. Nonetheless, we have elected to revise the consolidated financial statements as of and for the year ended December 31, 2012.

Set forth below are the line items within the consolidated financial statements as of and for the year ended December 31, 2012 that are impacted by the adjustments. The adjustments had no impact on our consolidated statements of operations for the years ended December 31, 2011 or 2010.

	December 31, 2012
(in thousands of dollars, except per share amounts)	As Previously Reported	Adjustments	As Revised
Consolidated Balance Sheets
Income Tax Receivable—current	$1,072	$—	$1,072
Deferred Tax Liability—noncurrent	1,456	103	1,353
Additional paid-in capital	11,424	274	11,698
Accumulated deficit	(1,587)	(171)	(1,758)
Total stockholders’ equity (deficit)	9,840	103	9,943

	Year Ended December 31, 2012
	As Previously Reported	Adjustments	As Revised
Consolidated Statements of Operations
Cost of revenues
Maintenance and services	$10,056	$1	$10,057
Operating expenses
Sales and marketing	62,322	11	62,333
Research and development	33,049	16	33,065
General and administrative	17,469	246	17,715
Total operating expense	112,840	273	113,113
Operating income (loss)	4,532	274	4,258
Provision (benefit) for income taxes	2,880	(103)	2,777
Net income (loss)	1,598	(171)	1,427
Earnings per share—Basic	0.01	(0.01)	0.00
Earnings per share—Diluted	0.01	(0.01)	0.00

Consolidated Statements of Comprehensive Income (Loss)
Net income (loss)	$1,598	$(171)	$1,427
Total comprehensive income (loss)	1,597	(171)	1,426

Consolidated Statements of Cash Flows
Operating activities
Net income (loss)	$1,598	$(171)	$1,427
Stock-based compensation expense	4,759	37	4,796
Deferred taxes	404	(103)	301
Donation of common stock to Tableau Foundation	1,614	237	1,851
Income taxes receivable	(1,072)	—	(1,072)